SECURITIES AND EXCHANGE COMMISSION
                              Washington, D.C.  20549




                                      FORM 8-K



                                   CURRENT REPORT




                         PURSUANT TO SECTION 13 OR 15(d) OF
                        THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of Earliest Event Reported)           January 28, 1999




                             WESTERN RESOURCES, INC.
              (Exact Name of Registrant as Specified in Its Charter)




             KANSAS                      1-3523                 48-0290150
(State or Other Jurisdiction of       (Commission          (Employer
Incorporation or Organization)        File Number)        Identification No.)



   818 KANSAS AVENUE, TOPEKA, KANSAS                                 66612
(Address of Principal Executive Offices)                          (Zip Code)




Registrant's Telephone Number Including Area Code (785) 575-6300
                      WESTERN RESOURCES, INC.

Item 5. Other Events

Western Resources herein files the following:

Exhibit 99.1 -Press release issued on January 28, 1999: Western Resources Reports Annual Earnings, Declares Dividend




                               SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.




                                             Western Resources, Inc.




Date     January 28, 1999            By      /s/ William B. Moore
                                        William B. Moore, Acting Executive
                                          Vice President, Chief Financial
                                             Officer and Treasurer